UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 24, 2017

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

The disclosure set forth below under Item 5.02 relating to agreements between Quanex Building Products Corporation (the “Company”) and George Wilson is incorporated into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On July 24, 2017, the Company announced the promotion of Mr. George Wilson to the position of Vice President – Chief Operating Officer of the Company, effective August 1, 2017. In connection with Mr. Wilson’s appointment to the position, the Company and Mr. Wilson entered into an offer letter agreement (the “Agreement”), a change in control agreement (the “Change in Control Agreement”) and an indemnity agreement (the “Indemnity Agreement”), each effective as of August 1, 2017.

The following discussion is qualified by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, the Change in Control Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, and the Indemnity Agreement, the form of which was filed as Exhibit 10.2 of the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Under the Agreement, the Company will provide the following:

(i)	An annual base salary of $450,000;

(ii)	A revised annual incentive award under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended (the “Plan”), which serves to amend and replace the annual incentive award previously granted to Mr. Wilson for fiscal 2017. In order to reflect the timing of Mr. Wilson’s promotion during the Company’s fiscal year, 25% of the revised annual incentive award is subject to a maximum award potential of 150% of Mr. Wilson’s base salary in his new position as Vice President – Chief Operating Officer, based on the fiscal 2017 performance of the entire Company, while 75% of the award remains subject to a maximum award potential of 110% of Mr. Wilson’s base salary in his former position as President – Insulating Glass Systems and will continue to be based on the fiscal 2017 performance only of the Insulating Glass Systems division;

(iii)	Reimbursement of reasonable relocation expenses up to a maximum of $120,000, in accordance with the Company’s standard employee relocation policies; and

(iv)	Other benefits to the same extent and same cost as Mr. Wilson enjoyed prior to his promotion, or as may be provided to other Company employees and officers in accordance with Company policies then in effect and subject to the terms and conditions of such benefit plans.

The Agreement further provides that Mr. Wilson will accumulate Quanex stock worth at least 250% of his base salary by no later than August 1, 2020.

Under the Change in Control Agreement, the Company will provide the following benefits in the event that Mr. Wilson’s employment is terminated following a Change in Control of the Company (as defined in the Change in Control Agreement), if such termination is (x) by the Company for any reason other than occurrence of an Event of Termination for Cause, or (y) by Mr. Wilson after the occurrence of an Event of Termination for Good Reason (as defined in the Change in Control Agreement):

(i)	The Company will pay to Mr. Wilson his base salary, bonus and benefits accrued through the termination date but not previously paid;

(ii)	The Company will pay to Mr. Wilson a performance bonus equal to the higher of (x) the target performance bonus for the Fiscal Year in which the termination date occurs and (y) the performance bonus that was actually paid out for the Fiscal Year preceding the Fiscal Year in which the termination date occurs (the higher of (x) and (y) is referred to herein as the “Highest Bonus”), in each case pro-rated to reflect the number of days that passed between the beginning of the current fiscal year and the termination date;

(iii)	The Company will pay to Mr. Wilson an amount equal to two and one-half (2.5) times the sum of (x) the Highest Bonus and (y) the amount of base salary that would have been paid during the fiscal year in which the termination date occurs based on the assumption that Mr. Wilson’s employment would have continued throughout that fiscal year at the base salary rate in effect in the fiscal year in which the termination date occurs, or in the immediately preceding fiscal year, whichever is higher; and

(iv)	For a period of thirty months or until Mr. Wilson begins new employment, the Company will maintain in effect, and not materially reduce the benefits provided by, certain of the Company’s benefit plans in which Mr. Wilson will participate.

The Change in Control Agreement does not include any gross-up of excise taxes that may become due by Mr. Wilson at any point.

A brief summary of the terms of the Indemnity Agreement can be found in the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 24, 2017, the Company issued a press release announcing Mr. Wilson’s appointment as Vice President – Chief Operating Officer and certain other organizational changes. The foregoing is qualified by reference to the Press Release announcing Mr. Wilson’s appointment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1*	Agreement between Quanex Building Products Corporation and George Wilson, effective August 1, 2017.

10.2*	Change in Control Agreement between Quanex Building Products Corporation and George Wilson, effective August 1, 2017.

10.3	Form of Indemnity Agreement between Quanex Building Products Corporation and George Wilson, effective August 1, 2017, in the form filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

99.1*	Press Release dated July 24, 2017.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

July 27, 2017	/s/ Kevin P. Delaney
(Date)	Kevin P. Delaney Senior Vice President-General Counsel & Secretary

Exhibit Index

10.1*	Agreement between Quanex Building Products Corporation and George Wilson, effective August 1, 2017.

10.2*	Change in Control Agreement between Quanex Building Products Corporation and George Wilson, effective August 1, 2017.

10.3	Form of Indemnity Agreement between Quanex Building Products Corporation and George Wilson, effective August 1, 2017, in the form filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

99.1*	Press Release dated July 24, 2017.

*	Filed herewith.